UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  September 1, 1999


                      THORNBURG MORTGAGE ASSET CORPORATION
             (Exact name of registrant as specified in its charter)




          MARYLAND                  001-11914                  85-0404134
      (State or other        (Commission File Number)       (I.R.S. Employer
      jurisdiction of                                      Identification No.)
incorporation or organization)




             119  E. Marcy Street, Santa Fe, New Mexico           87501
             (Address of principal executive officer)           (Zip Code)

                                 (505) 989-1900
                         (Registrant's telephone number)



         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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                                    FORM 8-K

                     CURRENT REPORT DATED SEPTEMBER 1, 1999


                      THORNBURG MORTGAGE ASSET CORPORATION



Item  4.     Change  in  Registrant's  Certifying  Accountant.

On August 30, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Company. McGladrey resigned pursuant to their agreement to sell their investment management practice to PricewaterhouseCoopers LLP (PwC). Three partners and twenty-two professionals, including the partner and staff previously serving the Company, have joined PwC.

None of the reports of McGladrey on the financial statements of the Company for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and subsequent interim period preceding the termination of McGladrey, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

None of the reportable events listed in Item 304 (a) (1) (v) of Regulation S-K occurred with respect to the Company during the Company's two most recent fiscal years and the subsequent interim period preceding the termination of McGladrey.

On August 30, 1999, the Company , with the approval of its Board of Directors and its Audit Committee, engaged PwC as its independent auditors.

During the Company's two most recent fiscal years and the subsequent interim period preceding the engagement of PwC, neither the Company nor anyone on its behalf consulted PwC regarding the application of accounting principles to a specified completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice concerning same was provided to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.


Item  7.     Financial  Statements,  Pro Forma Financial Statements and Exhibits

            (c)     Exhibits

                    1. Letter of McGladrey & Pullen, LLP, dated September 1, 1999, to the Securities and Exchange Commission.

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                      THORNBURG MORTGAGE ASSET CORPORATION

                     CURRENT REPORT DATED SEPTEMBER 1, 1999



                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      THORNBURG  MORTGAGE  ASSET  CORPORATION
                                      (Registrant)




Date:  September 1,  1999             /s/ Richard  P. Story
                                      -----------------------------------------
                                          Richard  P. Story
                                          Chief Financial Officer and Treasurer
                                          (principal accounting officer)

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                                                                    Exhibit (c)


[McGladrey  &  Pullen,LLP  letterhead  and  logo]


Securities  and  Exchange  Commission
Washington,  D.C.  20549

Gentlemen:

We were previously the independent accountants for Thornburg Mortgage Asset Corporation, and on January 20, 1999 we reported on the consolidated financial statements of Thornburg Mortgage Asset Corporation and subsidiaries as of December 31, 1998 and 1997 and for the three years ended December 31, 1998. On August 30, 1999 we resigned as independent accountants of Thornburg Mortgage Asset Corporation. We have read Thornburg Mortgage Asset Corporation's statements included under Item 4 of its Form 8-K for September 1, 1999, and we agree with such statements.


                                                 /s/ McGladrey  &  Pullen, LLP
                                                 -----------------------------
New  York,  New  York                                McGladrey  &  Pullen, LLP
September  1,  1999

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